                                                                    EXHIBIT 32.1

  CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the quarterly report on Form 10-Q of Cambridge Heart, Inc. (the "Company") for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, David A. Chazanovitz, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S. C. Section 1350, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of the Company.



                                                  /s/ David A. Chazanovitz
                                                  ---------------------------
Dated: November 14, 2003                          David A. Chazanovitz
                                                  Chief Executive Officer